AHA INVESTMENT FUNDS, INC.

                     AHA LIMITED MATURITY FIXED INCOME FUND
                       AHA FULL MATURITY FIXED INCOME FUND
                                AHA BALANCED FUND
                           AHA DIVERSIFIED EQUITY FUND
                      AHA SOCIALLY RESPONSIBLE EQUITY FUND

                                 CLASS A SHARES
                                 CLASS I SHARES
                      INSTITUTIONAL SERVICING CLASS SHARES

                         Supplement dated June 27, 2005
                        to Prospectus dated April 8, 2005

The Board of Directors of AHA Investment Funds, Inc. ("AHA Funds") recently approved the reorganization of the AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund, AHA Balanced Fund, AHA Diversified Equity Fund, and AHA Socially Responsible Equity Fund series of the AHA Funds into newly established series of CNI Charter Funds (the "New Funds"). The reorganization is subject to approval by shareholders of the AHA Funds and is expected to be effective on or about October 1, 2005.

Under the proposed reorganization, CCM Advisors, LLC, the investment adviser to the AHA Funds and an affiliate of City National Asset Management, Inc. ("CNAM"), will be the investment adviser to the New Funds. It is further proposed that Cambiar Investors, LLC and Freeman Associates Investment Management LLC serve as investment sub-advisers to the new AHA Balanced Fund and the new AHA Diversified Equity Fund; Patterson Capital Corporation and CNAM serve as investment sub-advisers to the new AHA Limited Maturity Fixed Income Fund; Robert W. Baird & Co. Incorporated serve as investment sub-adviser to the new AHA Full Maturity Fixed Income Fund and the new AHA Balanced Fund; and SKBA Capital Management, LLC serve as investment sub-adviser to the new AHA Socially Responsible Equity Fund.

When the reorganization is effective, shares of the New Funds will be offered through separate prospectuses. To request a prospectus, shareholders can call 1-800-445-1341 or write to AHA Investment Funds, Inc., c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456.


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